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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 Current report
                        pursuant to Section 13 or 15 (d)
                   of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):   August 2, 1999

                            Trianon Industries Corp.
                             Aetna Industries, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                   333-11801-01           13-3379803
   ----------------------------    ----------------     -------------------
   (State or Other Jurisdiction    (Commission File        (IRS Employer
       of Incorporation)               Number)          Identification No.)


         Delaware                     333-11801            38-200-7550
   ----------------------------    -----------------    -------------------
   (State or Other Jurisdiction     (Commission File       (IRS Employer
       of Incorporation)               Number)          Identification No.)




1. Rue Thomas Edison, Quartier des Chenes, 78056 St. Quentin en Yvelines, France
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

24331 Sherwood Avenue, P.O. Box 3067, Centerline, Michigan 48015 - 0067
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        011-33-1-39-41-2000
                                                   --------------------------
Registrant's telephone number, including area code        810 759 - 2200
                                                   ---------------------



                         Exhibit Index Appears on Page 4


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ITEM 5.  Other Events.

         On July 29, 1999, Aetna Industries, Inc., a Deleware corporation ("Aetna") issued a press release to announce that it has commenced a cash tender offer and consent solicitation relating to it $85.0 million outstanding principal amount of 11 7/8% Senior Notes due 2006, Series B (the "Notes"). Aetna announced that the purchase price to be paid for each validly tendered Note will be based upon a fixed spread of 50 basis points over the yield to maturity on the 6 1/4% U.S. Treasury Note due October 1, 2001, plus accrued and unpaid interest on the Notes to, but not including, the date of payment, less a consent payment equal to $30 per $1,000 principal amount of the Notes. Aetna expects that the purchase price for the Notes will be fixed on August 20, 1999, when the yield on the reference Treasury Note will be determined (or, if the tender offer is extended, the second business day prior to the expiration date).

         In conjunction with the tender offer, consents to certain proposed amendments to the indenture governing the Notes are being solicited. Among other things, these amendments would eliminate substantially all of the indenture's restrictive covenants. Adoption of the proposed amendments requires the consent of holders of at least a majority of the outstanding Notes. Holders who tender their Notes will be required to consent to the proposed amendments.

         A copy of the press release issued by Aenta on July 29, 1999 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.



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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Trianon Industries Corp

Date:      July 29, 1999          By:    /s/ Harold Brown
           -------------                 ----------------------------------
                                         Name: Harold Brown
                                         Title: Secretary, Vice President
                                         North America


                                  By:    /s/ Harold Brown
                                         ----------------------------------
                                         Name: Harold Brown
                                         Title: Vice President Finance, CFO



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                                  EXHIBIT INDEX



Exhibit
No.                     Description
---                     -----------

99.1                    Press Release, dated July 29, 1999